SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 18, 2004


                                  MERISEL, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                    0-17156                    95-4172359
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
       of Incorporation)               Number)               Identification No.)



          200 Continental Boulevard, El Segundo, California 90245-0948
               (Address of Principal Executive Offices) (Zip Code)

                                 (310) 615-3080
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
       (Registrant's Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On August 18, 2004, Merisel Americas, Inc., a wholly-owned operating subsidiary of Merisel, Inc., completed a transaction to sell certain of its assets that principally comprise the software licensing business, including any notes and real property assets ("Software Licensing Assets"), to D&H Services, LLC, (the "Buyer"), an unrelated third party. Pursuant to the terms of the Purchase Agreement dated August 13, 2004, between Merisel Americas, Inc. and the Buyer, the purchase price is equal to the book value of the Software Licensing Assets, less certain assumed liabilities, including certain wind down related liabilities of the U.S. hardware distribution business. The final determination of the book value of the Software Licensing Assets and the assumed liabilities will be determined within 60 days. A preliminary estimate of the book value of the Software Licensing Assets and the assumed liabilities as of August 17, 2004 was approximately $5.5 million and $6.1 million, respectively, resulting in a payment to the Buyer. These calculations are subject to various adjustments pursuant to the terms of the Purchase Agreement. Under the Purchase Agreement, the Company has made certain representations, warranties and covenants and has certain indemnification obligations related thereto and related to the assumed liabilities.

         Now that the transaction has been consummated, the Company will have no on-going revenues, other than interest income. During the third quarter of 2004, the Company will present the software licensing and remaining U.S. hardware distribution business as discontinued operations and anticipates incurring certain related restructuring costs of approximately $1.0 million to $2.0 million.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


     (a) Financial Statements of Business Acquired.

            Not Applicable

     (b)    Pro Forma Financial Information

The following unaudited pro forma information (i) reflects pro forma adjustments primarily to eliminate revenue, cost of revenues and other costs and expenses directly related to the software licensing business and adjustments related to the wind down of the U.S. hardware distribution business, (ii) eliminates the assets that were sold to and liabilities that were assumed by the Buyer, and
(iii) does not purport to represent either what the Company's financial position or results of operations would have been had the sale occurred on the dates indicated or what the financial results of the software licensing business would have been if it were a stand-alone organization for the periods presented.

The unaudited pro forma consolidated financial statements reported below consist of unaudited pro forma consolidated statements of operations for the six months ended June 30, 2004 and for the year ended December 31, 2003 and an unaudited pro forma consolidated balance sheet as of June 30, 2004. The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and the related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and the Quarterly Report of Form 10-Q for the quarter ended June 30, 2004.

The following unaudited pro forma consolidated financial statements have been prepared giving effect to the sale of the Company's Software Licensing Assets, as if it had occurred as of June 30, 2004 for the unaudited pro forma consolidated balance sheet, and as of January 1, 2003 for the unaudited pro forma consolidated statements of operations. The Company is providing certain transactional services for the Buyer beginning August 18, 2004, for a period of up to ninety days and is being reimbursed for certain costs associated with these services.

The pro forma results exclude certain amounts related to the wind-down of the U.S. hardware distribution business, excluding software licensing, that related to adjustments of associated assets and liabilities of the U.S. hardware distribution business purchased and assumed, respectively, by the Buyer.








                                                 Merisel, Inc. and subsidiaries
                                         Unaudited Pro Forma Consolidated Balance Sheet
                                                         (in thousands)


                                                            ---------------------------------------------------------
                                                                                 June 30, 2004
                                                            ---------------------------------------------------------
                                                              Historical      Pro Forma       Note      Pro Forma
                                                                             Adjustments
                                                            --------------- --------------- -------- ----------------

       Cash and cash equivalents                                 $  44,796      $    993    A             $ 45,789
       Accounts receivable                                           9,657        (9,657)   B                    -
       Inventories                                                       2            (2)   B                    -
       Prepaids and other current assets                             3,837             -                     3,837
                                                            --------------- ---------------          ----------------
       Total current assets                                         58,292        (8,666)                   49,626

       Property and equipment, net                                     969          (883)   B                   86
       Other assets                                                  1,726          (914)   B                  812
                                                            --------------- ---------------          ----------------
       Total assets                                               $ 60,987      $(10,463)                 $ 50,524
                                                            =============== ===============          ================

       Accounts payable                                           $  8,447      $ (8,447)   C                    -
       Accrued liabilities                                           6,430        (2,016)   C             $  4,414
                                                            --------------- ---------------          ----------------
       Total current liabilities                                    14,877       (10,463)                    4,414

       Long-term liabilities                                           760             -                       760

       Stockholders equity                                          45,350             -                    45,350
                                                            --------------- ---------------          ----------------
       Total liabilities and equity                               $ 60,987      $(10,463)                 $ 50,524
                                                            =============== ===============          ================

         See accompanying notes to unaudited pro forma consolidated financial statements





                                              Merisel, Inc. and Subsidiaries
                                Unaudited Pro Forma Consolidated Statements of Operations
                                        For the Six Months Ended June 30, 2004
                                         (in thousands, except per share data)

                                                                                 Pro Forma
                                                               Historical       Adjustments    Note    Pro Forma
                                                              ------------- -- --------------- ------- -----------

      Net sales                                                $ 32,593           $ (32,593)   D           -
      Cost of sales                                              29,473             (29,473)   D           -
                                                              ------------- -- --------------- ------- -----------
      Gross profit                                                3,120              (3,120)               -

      Selling, general and administrative expenses                2,880              (1,309)   E        $  1,571
      Restructuring charge                                         (279)                  -                 (279)
                                                              ------------- -- --------------- ------- -----------
      Operating income (loss)                                       519              (1,811)              (1,292)

      Interest income, net                                          243                 (18)   F             225
      Other income, net                                              21                   -                   21
                                                              ------------- -- --------------- ------- -----------
      Income (loss) before income taxes                             783              (1,829)              (1,046)

      Income tax provision                                          105                   -                  105
                                                              ------------- -- --------------- ------- -----------
      Net income (loss)                                         $   678           $  (1,829)            $ (1,151)
                                                              ============= == =============== ======= ===========
      Preferred stock dividends                                     811                   -                  811
                                                              ------------- -- --------------- ------- ----------- --
      Net loss available to common stockholders                 $  (133)          $  (1,829)            $ (1,962)
                                                              ============= == =============== ======= ===========

      Weighted average number of shares outstanding               7,616                                    7,616
      Net loss per share to common stockholders                 $ (0.02)                                $  (0.26)

     See accompanying notes to unaudited pro forma consolidated financial statements





                                              Merisel, Inc. and Subsidiaries
                                Unaudited Pro Forma Consolidated Statements of Operations
                                           For the Year Ended December 31, 2003
                                        (in thousands, except per share data)

                                                                               Pro Forma
                                                           Historical         Adjustments    Note      Pro Forma
                                                          -------------- --- --------------- -------- ------------

      Net sales                                              $ 96,042            $ (96,042)  D             -
      Cost of sales                                            90,763              (90,763)  D             -
                                                          -------------- --- --------------- -------- ------------
      Gross profit                                              5,279               (5,279)                -

      Selling, general and administrative expenses              4,313                  (76)  E         $  4,237
      Impairment charge                                         1,800               (1,800)  G             -
      Restructuring charge                                        650              -                        650
                                                          -------------- --- --------------- -------- ------------
      Operating loss                                           (1,484)              (3,403)              (4,887)

      Interest income, net                                        751                 (162)  F              589
      Other income, net                                         2,474              -                      2,474
                                                          -------------- --- --------------- -------- ------------
      Income (loss) before income taxes                         1,741               (3,565)              (1,824)

      Income tax benefit                                         (744)             -                       (744)
                                                          -------------- --- --------------- -------- ------------
      Income (loss) from continuing operations                $ 2,485             $ (3,565)            $ (1,080)
                                                          ============== === =============== ======== ============
      Preferred stock dividends                                 1,514              -                      1,514
                                                          -------------- --- --------------- -------- ------------
      Income (loss) from continuing operations                $   971             $  (3,565)           $ (2,594)
         available to common stockholders
                                                          ============== === =============== ======== ============

      Weighted average number of shares
         outstanding                                            7,617                                     7,617
       Income (loss) from continuing operations
          less preferred stock dividends per share
       to
          common stockholders                                 $  0.13                                   $ (0.34)

  See accompanying notes to unaudited pro forma consolidated financial statements

  MERISEL, INC. AND SUBSIDIARIES
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

A) The purchase price represents the book value of the assets purchased ("Software Licensing Assets") by D&H Services, LLC ("the Buyer"), less certain liabilities assumed by the Buyer ("Assumed Liabilities"). The Software Licensing Assets and Assumed Liabilities include certain assets and liabilities of the U.S. hardware distribution and software licensing business. Should the book value of the Software Licensing Assets exceed the Assumed Liabilities, the Buyer will settle the difference in cash. The unaudited pro forma consolidated balance sheet reflects a cash receipt of $993,000 related to the sale of the software licensing assets as the Software Licensing Assets of $11,456,000 exceeded the Assumed Liabilities of $10,463,000 as of June 30, 2004.

B) The pro forma adjustments to accounts receivable, inventories, property and equipment and other assets reflect the elimination of the Software Licensing Assets sold to the Buyer, as defined above.

C) The pro forma adjustments to accounts payable and accrued liabilities reflect the elimination of the Assumed Liabilities, as defined above.

D) Pro forma adjustment represents the sale of all of the revenue producing operations of the Company. The pro forma adjustment to net sales reflects direct revenues in the first half of 2004 and fiscal 2003 generated by the software licensing business. The corresponding cost of sales has been removed, as well as reductions of cost of sales related to vendor settlements of the wound down U.S. hardware distribution business as the related wind down reserves have been included in Assumed Liabilities.

E) The pro forma adjustments to selling, general and administrative expenses removes all direct costs of the sales, marketing and operations departments directly involved in the revenue generating operations of the Company and certain reductions of selling, general and administrative expenses related to vendor settlements of the wound down U.S. hardware distribution business as the related wind down reserves have been included in Assumed Liabilities.

F) The pro forma adjustment to interest income removes interest paid by customers of the software licensing business and interest payments on a note receivable that was included in the Software Licensing Assets sold to the Buyer.

G) The pro forma adjustment represents the elimination of the impairment charge taken on the note receivable secured by the Cary, North Carolina property which is included in the Software Licensing Assets sold to the Buyer.


 (c) Exhibits:

2.1 Purchase Agreement, dated as of August 13, 2004, by and between Merisel Americas, Inc., a Delaware corporation, and D&H Services, LLC, a California limited liability company.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      MERISEL, INC.

Date:    August 20, 2004


                                      By:/s/Timothy N. Jenson
                                         -------------------------------------
                                         Timothy N. Jenson
                                         Chief Executive Officer and President